UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-08527

ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York	10105
(Address of principal executive offices)	(Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: July 31, 2008

Date of reporting period: January 31, 2008

ITEM 1.	REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein

International Research Growth Fund

January 31, 2008

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

March 11, 2008

Semi-Annual Report

This report provides management’s discussion of Fund performance for AllianceBernstein International Research Growth Fund (the “Fund”) for the semi-annual reporting period ended January 31, 2008.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. The Fund invests primarily in an international Fund of equity securities of companies within various market sectors selected by the Adviser for their growth potential. Examples of the types of market sectors into which the Adviser may invest the Fund’s assets include, but are not limited to, telecommunications, information technology, health care, financial services, infrastructure, energy and natural resources, and consumer growth. Within each sector, stock selection emphasizes investment in companies representing the senior sector analyst groups’ top picks for their respective sectors. The Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States. The Fund invests in securities of companies in both developed and emerging-market countries. The Fund may also invest in synthetic foreign equity securities. The Adviser expects that normally the Fund may invest in larger capitalization companies, although the Fund may invest in companies with smaller market capitalizations. The Fund normally invests in approximately 100-125 companies.

Investment Results

The table on page 5 shows the Fund’s performance compared to its broad benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) World (ex-U.S.) Index (net and gross), and its growth benchmark, the MSCI Europe, Australasia and Far East (EAFE) Growth Index (net), for the six- and 12-month periods ended January 31, 2008.

The Fund’s Class A shares without sales charges outperformed the MSCI AC World (ex-U.S.) Index for the six- and 12-month periods ended January 31, 2008. This outperformance was due almost entirely to stock selection. Sector positioning, a by-product of stock selection, was a small detractor from overall performance. The Fund was slightly underweight versus the MSCI AC World (ex-U.S.) Index in materials, a sector that performed well in 2007, and overweight in health care, which did not perform as well. The Fund’s overweight position in energy added to overall performance, as energy stocks in general outperformed.

The Fund’s Class A shares without sales charges also outperformed the MSCI EAFE Growth Index for both the six- and 12-month periods ended January 31, 2008. The Fund’s large position in the financials sector and underweight in the utilities and consumer staples sectors were the main detractors from performance for both periods. For the six-month period, the Fund’s stock selection within the materials sector added to overall per-

ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND •	1

formance, along with an overweight in the energy sector. For the 12-month period, the Fund performed similarly, with stock selection in the telecommunications and industrials sectors also adding to the Fund’s outperformance.

Outperformance for the six-month period ended January 31, 2008, was also due to solid stock selection in the materials, energy and telecommunications sectors, while negative performance in the underweighted consumer discretionary sector detracted from the Fund’s performance. During the 12-month period, great stock selection in the materials, energy and telecommunications sectors was partly offset by poor stock performance in an underweight technology sector.

From a country perspective, overweights in Brazil and China added to performance, as these markets did exceptionally well; an underweight in poorly performing Japan was also of benefit. Switzerland performed poorly and the Fund’s overweight position there versus the MSCI AC World (ex-U.S.) Index detracted from performance. Favorable stock selection in the United Kingdom, Australia, China and Russia had a positive impact on performance, while stock selection in Switzerland, Taiwan and India was less positive during the 12-month period ended January 31, 2008.

Market Review and Investment Strategy

After a stellar year in 2006, equity market returns, with the exception of emerging markets, were generally more muted in 2007. Returns also varied significantly by currency due to the ongoing depreciation of the U.S. dollar.

Although the first half of 2007 was relatively calm, the second half was dominated by anxiety about escalating losses among banks and insurers on mortgage-backed securities (MBS). Though they originated in the U.S. subprime mortgage market, these securities had been repackaged and traded across the globe. Often, it was unclear who was left holding the paper or what its true value was.

The result was a dichotomy between “real,” tangible economies, which continued to experience muted but real growth, and credit markets, where widening spreads suggested deepening distress. Interest rates in the interbank market remained high as banks hoarded money to guard themselves against fund shortages despite central bank efforts to maintain liquidity.

Although the U.S. was the source of these global credit concerns, economic growth forecasts generally fall short of calling for a U.S. recession in 2008. Demand for U.S. exports, which stand to gain share because of the weak U.S. dollar, may mitigate the drag from the weak housing market. Growth is also expected to return in other large developed markets, including Canada, the United Kingdom, most large European countries and Japan. The same is true of Australia; its anticipated gross domestic product (GDP) growth of more than 3% still stands out among developed markets, thanks to

2	• ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND

the buoyancy of the country’s large resources industry. Still, capacity constraints and the strong Australian dollar stand to mute profit growth.

Growth in emerging markets, on the other hand, appears solid. Until recently, growth in emerging markets largely reflected rising demand from developed countries. However, currently industrialized economies increasingly benefit from orders from developing nations.

In aggregate, slowing global economic growth is a broadly positive trend for both growth and large-capitalization stocks. If positive earnings surprise becomes less common, then companies that continue to deliver on forecasts or exceed expectations stand to be better rewarded. In times of uncertainty, investors also tend to gravitate toward larger companies thought to be more stable. Within developed markets, these are also the companies most likely to have emerging-markets exposure. Although small-caps as a style may be losing favor, the growth component within that segment also appears to be more attractive.

The Fund’s overall investment strategy, with a focus on research-driven stock selection, remains intact. The Fund’s International Research Growth Portfolio Oversight Group continues to place emphasis on companies it believes will exhibit future growth rates that exceed the market’s expectations. The Fund remains well-diversified with strong representation in both developed and emerging markets, and in a wide array of economic sectors.

ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND •	3

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the unmanaged Morgan Stanley Capital International (MSCI) All Country (AC) World (ex-U.S.) Index (net and gross) nor the MSCI Europe, Australasia and Far East (EAFE) Growth Index (net) reflects fees and expenses associated with the active management of a mutual Fund. The MSCI AC World (ex-U.S.) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. The MSCI EAFE Growth Index is a free float-adjusted market capitalization index that is designed to measure developed market growth equity performance in 21 countries, excluding the U.S. and Canada. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

The MSCI EAFE Growth Index is calculated using net values. The MSCI AC World (ex-U.S.) Index values are calculated using net and gross returns. Net returns approximate the minimum possible dividend reinvestment—the dividend is reinvested after deduction of withholding tax, applying the highest rate possible to non-resident individuals who do not benefit from double taxation treaties. In calculating gross returns, the amount of the dividend reinvested is the dividend distributed to individuals resident in the country of the company, but does not include tax credits.

A Word About Risk

Substantially all of the Fund’s assets will be invested in foreign securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments. In addition, because the Fund will invest in foreign currency-denominated securities, fluctuations in the value of the Fund’s investments may be magnified by changes in foreign exchange rates. The Fund is subject to allocation risk, which is the risk that the allocation of a Fund’s investments among industry sectors may have a more significant adverse effect on the Fund’s net asset value when one of these sectors is performing more poorly than the other. The Fund may invest in securities of emerging market nations. These investments have additional risks, such as illiquid or thinly traded markets, company management risk, heightened political instability and currency volatility. Accounting standards and market regulations in emerging market nations are not the same as those in the U.S. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards or swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARKS PERIODS ENDED JANUARY 31, 2008	Returns
	6 Months	12 Months
AllianceBernstein International Research Growth Fund
Class A	0.19%	10.30%

Class B	-0.16%	9.46%

Class C	-0.23%	9.46%

Advisor Class*	0.32%	10.62%

Class R*	-0.09%	-1.23%	†

Class K*	0.30%	-0.84%	†

Class I*	0.49%	-0.59%	†

MSCI AC World ex-U.S. Index (net)	-5.86%	4.97%

MSCI AC World ex-U.S. Index (gross)	-5.76%	5.39%

MSCI EAFE Growth Index (net)	-4.77%	4.90%

*  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

† Returns are since inception. The inception date for Class R, Class K and Class I shares is 5/31/07.

See Historical Performance and Benchmark Disclosures on previous page.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF JANUARY 31, 2008
	NAV Returns	SEC Returns

Class A Shares
1 Year	10.30%	5.64%
5 Years	20.43%	19.38%
Since Inception*	5.54%	5.09%

Class B Shares
1 Year	9.46%	5.46%
5 Years	19.52%	19.52%
Since Inception*(a)	4.92%	4.92%

Class C Shares
1 Year	9.46%	8.46%
5 Years	19.52%	19.52%
Since Inception*	4.77%	4.77%

Advisor Class Shares†
1 Year	10.62%	10.62%
5 Years	20.76%	20.76%
Since Inception*	5.84%	5.84%

Class R Shares†
Since Inception*	-1.23%	-1.23%

Class K Shares†
Since Inception*	-0.84%	-0.84%

Class I Shares†
Since Inception*	-0.59%	-0.59%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.57%, 2.34%, 2.29%, 1.27%, 1.76%, 1.74%, and 1.34% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s operating expense ratios to 1.57%, 2.34%, 2.29%, 1.27%, 1.76%, 1.60% and 1.34% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively. These waivers/reimbursements extend through the Fund’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The inception dates for the R, K and I share classes are relatively new; as such, the gross expense ratios displayed reflect estimated annualized figures. Please refer to the prospectus for additional information.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception dates: 3/3/98 for Class A, Class B, Class C and Advisor Class shares; 5/31/07 for Class R, Class K and Class I shares. Please note: Returns for less than one year are cumulative (unannualized).

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share class are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for Advisor Class, Class R, Class K and Class I are listed above.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2007)
SEC Returns

Class A Shares
1 Year	16.97%
5 Years	20.20%
Since Inception*	6.17%

Class B Shares
1 Year	17.15%
5 Years	20.37%
Since Inception*(a)	6.00%

Class C Shares
1 Year	20.22%
5 Years	20.39%
Since Inception*	5.86%

Advisor Class Shares†
1 Year	22.52%
5 Years	21.61%
Since Inception*	6.94%

Class R Shares†
Since Inception*	8.86%

Class K Shares†
Since Inception*	9.19%

Class I Shares†
Since Inception*	9.45%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception dates: 3/3/98 for Class A, Class B, Class C and Advisor Class shares; 5/31/07 for Class R, Class K and Class I shares. Please note: Returns for less than one year are cumulative (unannualized).

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for Advisor Class, Class R, Class K and Class I are listed above.

See Historical Performance disclosures on page 4.

ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND •	7

Historical Performance

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value August 1, 2007		Ending Account Value January 31, 2008		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,001.87	$1,017.14	$8.00	$8.06
Class B	$1,000	$1,000	$998.41	$1,013.32	$11.80	$11.89
Class C	$1,000	$1,000	$997.72	$1,013.52	$11.60	$11.69
Advisor Class	$1,000	$1,000	$1,003.21	$1,018.70	$6.45	$6.50
Class R	$1,000	$1,000	$999.13	$1,016.94	$8.19	$8.26
Class K	$1,000	$1,000	$1,003.00	$1,017.55	$7.60	$7.66
Class I	$1,000	$1,000	$1,004.94	$1,019.61	$5.54	$5.58
*	Expenses are equal to the classes’ annualized expense ratios of 1.59%, 2.35%, 2.31%, 1.28%, 1.63%, 1.51% and 1.10%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

8	• ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND

Fund Expenses

PORTFOLIO SUMMARY

January 31, 2008 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $325.2

*	All data are as of January 31, 2008. The Fund’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. ‘Other’ country weightings represents 1.6% or less in the following countries: Argentina, Canada, Czech Republic, Egypt, Hong Kong, India, Israel, Italy, Luxembourg, Mexico, Netherlands Antilles, Sweden, Taiwan and Turkey.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND •	9

Portfolio Summary

TEN LARGEST HOLDINGS*

January 31, 2008 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Rio Tinto PLC	$10,265,619	3.1%
Xstrata PLC	8,996,795	2.8
Sasol Ltd.	8,536,673	2.6
Banco Santander Central Hispano SA	8,072,824	2.5
National Bank of Greece SA	6,912,352	2.1
WorleyParsons Ltd.	6,818,779	2.1
Macquarie Group Ltd.	6,638,978	2.0
Cia Vale do Rio Doce (Sponsored) (ADR)	6,433,054	2.0
Julius Baer Holding AG	6,132,545	1.9
Gazprom OAO (Sponsored) (ADR)	6,063,197	1.9
	$74,870,816	23.0%

*	Long-term investments.

10	• ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

January 31, 2008 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 90.2%
Financials – 21.9%
Capital Markets – 9.3%
Credit Suisse Group	56,398	$3,211,158
Gottex Fund Management Holdings Ltd.(a)	57,897	2,614,392
ICAP PLC	147,116	1,991,751
Julius Baer Holding AG	87,303	6,132,545
Macquarie Group Ltd.	113,968	6,638,978
Man Group PLC	335,447	3,693,273
Partners Group	27,776	3,484,800
UBS AG (Swiss Virt-X)	62,840	2,610,619

		30,377,516

Commercial Banks – 8.8%
Banco Santander Central Hispano SA	459,005	8,072,824
Industrial & Commercial Bank of China Ltd. – Class H	5,451,000	3,281,387
Investimentos Itau SA	503,208	2,897,952
National Bank of Greece SA	113,095	6,912,352
Standard Chartered PLC	144,836	4,856,860
Turkiye Is Bankasi – Class C	514,740	2,614,252

		28,635,627

Diversified Financial Services – 1.6%
Bolsa De Mercadorias E Futuros	104,400	943,695
Deutsche Boerse AG	12,587	2,215,630
IG Group Holdings PLC	263,823	1,920,024

		5,079,349

Insurance – 2.2%
Assicurazioni Generali SpA	49,422	2,104,623
QBE Insurance Group Ltd.	198,192	5,029,994

		7,134,617

		71,227,109

Energy – 12.4%
Energy Equipment & Services – 3.5%
Schlumberger Ltd.	20,900	1,577,114
Tenaris SA (ADR)	72,400	2,895,276
WorleyParsons Ltd.	191,869	6,818,779

		11,291,169

Oil, Gas & Consumable Fuels – 8.9%
Addax Petroleum Corp.	22,177	893,000
China Shenhua Energy Co. Ltd. – Class H	870,090	4,533,223
Gazprom OAO (Sponsored) (ADR)	126,054	6,063,197
Oil Search Ltd.	983,290	3,825,043
Sasol Ltd.	177,580	8,536,673
Total SA	72,088	5,246,451

		29,097,587

		40,388,756

ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND •	11

Portfolio of Investments

	Shares	U.S. $ Value

Materials – 11.4%
Chemicals – 1.5%
Bayer AG	29,609	$2,443,573
Incitec Pivot Ltd.	21,743	2,381,360

		4,824,933

Metals & Mining – 9.9%
BHP Billiton PLC	156,467	4,731,512
Cia Vale do Rio Doce (Sponsored) (ADR)	247,140	6,433,054
Equinox Minerals Ltd.(a)	421,749	1,894,416
Rio Tinto PLC	102,531	10,265,619
Xstrata PLC	116,852	8,996,795

		32,321,396

		37,146,329

Industrials – 9.7%
Aerospace & Defense – 1.5%
BAE Systems PLC	524,696	4,887,942

Airlines – 0.2%
easyJet PLC(a)	83,230	779,836

Commercial Services & Supplies – 0.6%
Capita Group PLC	139,939	1,834,393

Construction & Engineering – 0.7%
China Communications Construction Co. Ltd. – Class H	588,000	1,409,022
Orascom Construction Industries (GDR)	3,829	790,689

		2,199,711

Electrical Equipment – 0.9%
ABB Ltd.	113,011	2,826,572

Industrial Conglomerates – 1.4%
Siemens AG	36,313	4,700,878

Machinery – 1.8%
Atlas Copco AB – Class A	251,919	3,611,304
Komatsu Ltd.	98,800	2,408,670

		6,019,974

Trading Companies & Distributors – 2.6%
Mitsubishi Corp.	141,900	3,760,236
Mitsui & Co. Ltd.	224,000	4,563,291

		8,323,527

		31,572,833

Consumer Discretionary – 8.5%
Auto Components – 0.5%
Denso Corp.	49,900	1,805,363

Automobiles – 2.2%
DaimlerChrysler AG	33,503	2,625,936
Fiat SpA	67,412	1,583,088

12	• ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND

Portfolio of Investments

	Shares	U.S. $ Value

Porsche Automobil Holding SE Zero Coupon	882	$1,597,599
Suzuki Motor Corp.	50,000	1,257,303

		7,063,926

Hotels, Restaurants & Leisure – 1.2%
Accor SA	22,077	1,693,317
Ladbrokes PLC	196,031	1,173,234
OPAP, SA	31,209	1,090,316

		3,956,867

Household Durables – 1.1%
Gafisa SA (ADR)(a)	29,000	1,010,070
Matsushita Electric Industrial Co. Ltd.	88,000	1,876,618
Urbi Desarrollos Urbanos SA de C.V.(a)	180,000	636,487

		3,523,175

Leisure Equipment & Products – 0.3%
Nikon Corp.	38,000	1,056,596

Media – 1.7%
Eutelsat Communications	103,216	2,740,838
SES FDR	60,329	1,470,235
WPP Group PLC	120,597	1,484,564

		5,695,637

Multiline Retail – 1.0%
Don Quijote Co. Ltd.	49,700	878,008
Harvey Norman Holdings Ltd	255,574	1,295,572
Takashimaya Co. Ltd.	90,000	960,622

		3,134,202

Specialty Retail – 0.5%
Esprit Holdings Ltd.	116,714	1,520,020

		27,755,786

Telecommunication Services – 7.2%
Diversified Telecommunication Services – 2.2%
Global Village Telecom Holding SA(a)	57,200	1,196,680
Iliad SA	16,897	1,524,245
Telefonica SA	153,305	4,481,654

		7,202,579

Wireless Telecommunication Services – 5.0%
America Movil SAB de CV Series L (ADR)	40,200	2,408,382
Bharti Airtel Ltd.(a)	54,547	1,197,479
China Mobile Ltd.	69,671	1,027,174
MTN Group Ltd.	163,169	2,603,888
Turkcell Iletisim Hizmet AS (ADR)	60,800	1,381,984
Vimpel-Communications (ADR)	51,900	1,787,436
Vodafone Group PLC	1,632,864	5,712,178

		16,118,521

		23,321,100

ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND •	13

Portfolio of Investments

	Shares	U.S. $ Value

Information Technology – 6.0%
Communications Equipment – 1.9%
Nokia OYJ	138,016	$5,082,086
Research In Motion(a)	10,174	953,106

		6,035,192

Computers & Peripherals – 0.3%
InnoLux Display Corp.	157,000	337,023
InnoLux Display Corp. (GDR)(a)(b)	181,338	743,486

		1,080,509

Electronic Equipment & Instruments – 0.5%
Nippon Electric Glass Co. Ltd.	108,000	1,613,464

IT Services – 1.1%
Cap Gemini SA	40,129	2,186,483
Infosys Technologies Ltd.	40,249	1,548,624

		3,735,107

Office Electronics – 1.2%
Konica Minolta Holdings, Inc.	235,000	3,787,044

Semiconductors & Semiconductor Equipment – 0.7%
Advanced Semiconductor Engineering, Inc.	1,467,000	1,284,737
Elpida Memory, Inc.(a)	31,600	1,132,815

		2,417,552

Software – 0.3%
Shanda Interactive Entertainment Ltd. (Sponsored) (ADR)(a)	30,000	824,700

		19,493,568

Health Care – 5.1%
Biotechnology – 0.4%
CSL Ltd./Australia	45,013	1,409,139

Health Care Equipment & Supplies – 1.1%
Essilor International SA	42,104	2,440,325
Nobel Biocare Holding AG	4,551	1,130,024

		3,570,349

Health Care Providers & Services – 0.3%
Orpea(a)	15,782	905,927

Pharmaceuticals – 3.3%
Novartis AG	68,022	3,446,223
Roche Holding AG	22,965	4,169,783
Stada Arzneimittel AG	23,999	1,510,391
Teva Pharmaceutical Industries Ltd. (Sponsored) (ADR)	33,700	1,551,548

		10,677,945

		16,563,360

14	• ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND

Portfolio of Investments

	Shares	U.S. $ Value

Consumer Staples – 4.8%
Beverages – 0.6%
Fomento Economico Mexicano SAB de CV (ADR)	30,615	$1,107,345
Pernod-Ricard SA	9,860	1,048,941

		2,156,286

Food & Staples Retailing – 0.5%
Tesco PLC	186,311	1,557,461

Food Products – 1.4%
Nestle SA	10,097	4,520,378

Personal Products – 0.9%
L’Oreal SA	23,465	2,894,286

Tobacco – 1.4%
British American Tobacco PLC	60,722	2,175,228
ITC Ltd.	229,011	1,152,811
Japan Tobacco, Inc.	216	1,146,304

		4,474,343

		15,602,754

Utilities – 2.3%
Electric Utilities – 1.2%
CEZ	40,699	2,796,068
Cia Energetica de Minas Gerais (Sponsored) (ADR)	77,510	1,234,734

		4,030,802

Independent Power Producers & Energy Traders – 0.5%
International Power PLC	195,455	1,560,480

Multi-Utilities – 0.6%
Veolia Environnement	21,585	1,775,457

		7,366,739

Oil & Gas Producers – 0.9%
Integrated Oil & Gas – 0.9%
Royal Dutch Shell PLC – Class B	81,242	2,823,233

Total Common Stocks (cost $251,790,796)		293,261,567

WARRANTS – 1.0%
Financials – 1.0%
Commercial Banks – 1.0%
Sberbank-CLS, (Merrill Lynch), expiring 2/23/10(a) (cost $4,094,551)	942	3,384,418

ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND •	15

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS – 4.1%
Time Deposit – 4.1%
Royal Bank of Canada 3.25%, 2/01/08 (cost $13,200,000)	$13,200	$13,200,000

Total Investments – 95.3% (cost $269,085,347)		309,845,985
Other assets less liabilities – 4.7%		15,341,520

Net Assets – 100.0%		$325,187,505

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2008, the market value of this security amounted to $743,486 or 0.2% of net assets.

Glossary:

ADR	– American Depositary Receipt
GDR	– Global Depositary Receipt

See notes to financial statements.

16	• ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

January 31, 2008 (unaudited)

Assets
Investments in securities, at value (cost $269,085,347)	$309,845,985
Cash	26,371
Foreign cash, at value (cost $1,780,494)	1,834,021
Receivable for capital stock sold	18,507,445
Receivable for investment securities sold and foreign currency contracts	4,070,810
Interest and dividends receivable	659,674

Total assets	334,944,306

Liabilities
Payable for investment securities purchased and foreign currency contracts	6,169,847
Payable for capital stock redeemed	2,967,953
Advisory fee payable	198,248
Distribution fee payable	123,269
Administrative fee payable	35,048
Transfer Agent fee payable	26,974
Accrued expenses and other liabilities	235,462

Total liabilities	9,756,801

Net Assets	$325,187,505

Composition of Net Assets
Capital stock, at par	$21,514
Additional paid-in capital	295,661,289
Accumulated net investment loss	(855,229)
Accumulated net realized loss on investments and foreign currency transactions	(10,513,988)
Net unrealized appreciation of investments and foreign currency denominated assets and liabilities	40,873,919

$325,187,505

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$169,645,638	11,046,800	$15.36	*

B	$49,966,576	3,492,880	$14.31

C	$40,902,473	2,858,169	$14.31

Advisor	$61,637,829	3,918,603	$15.73

R	$9,171	600.24	$15.28

K	$1,033,316	67,467	$15.32

I	$1,992,502	129,936	$15.33

*	The maximum offering price per share for Class A shares was $16.04 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND •	17

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended January 31, 2008 (unaudited)

Investment Income
Dividends (net of foreign taxes withheld of $205,903)	$2,493,212
Interest	175,769	$2,668,981

Expenses
Advisory fee (see Note B)	1,178,412
Distribution fee—Class A	239,386
Distribution fee—Class B	302,727
Distribution fee—Class C	198,977
Distribution fee—Class R	25
Distribution fee—Class K	1,220
Transfer agency—Class A	171,110
Transfer agency—Class B	84,860
Transfer agency—Class C	46,456
Transfer agency—Advisor Class	54,664
Transfer agency—Class R	5
Transfer agency—Class K	915
Transfer agency—Class I	338
Custodian	242,491
Registration	84,737
Administrative	58,216
Printing	39,741
Audit	32,244
Legal	28,273
Directors’ fees	22,313
Miscellaneous	12,739

Total expenses	2,799,849
Less: expense offset arrangement (see Note B)	(18,890)

Net expenses		2,780,959

Net investment loss		(111,978)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		29,865,118	(a)(b)
Foreign currency transactions		(19,107)
Net change in unrealized appreciation/depreciation of:
Investments		(32,286,918)
Foreign currency denominated assets and liabilities		74,533

Net loss on investments and foreign currency transactions		(2,366,374)

Contribution from Adviser (see Note B)		34,059

Net Decrease in Net Assets from Operations		$(2,444,293)

(a)	On August 24, 2007, the Fund had a redemption-in-kind with total proceeds in the amount of $29,657,851. The net realized gains on investments of $8,356,613 will not be realized for tax purposes.

(b)	Net of foreign capital gains taxes $106,917.

See notes to financial statements.

18	• ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended January 31, 2008 (unaudited)	Year Ended July 31, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$(111,978)	$1,168,119
Net realized gain on investments and foreign currency transactions	29,846,011	48,953,513
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(32,212,385)	21,677,595
Contribution from Adviser (see Note B)	34,059	– 0	–

Net increase (decrease) in net assets from operations	(2,444,293)	71,799,227
Dividends and Distributions to Shareholders from
Net investment income
Class A	(1,131,100)	(94,895)
Class B	– 0	–	(27,183)
Class C	– 0	–	(12,233)
Advisor Class	(503,184)	(210,039)
Class R	(100)	– 0	–
Class K	(11,221)	– 0	–
Class I	(25,525)	– 0	–
Net realized gain on investment and foreign currency transactions
Class A	(10,234,372)	– 0	–
Class B	(4,172,928)	– 0	–
Class C	(2,833,498)	– 0	–
Advisor Class	(3,289,665)	– 0	–
Class R	(679)	– 0	–
Class K	(67,150)	– 0	–
Class I	(136,174)	– 0	–
Capital Stock Transactions
Net increase (decrease)	35,032,425	(29,896,472)

Total increase	10,182,536	41,558,405
Net Assets
Beginning of period	315,004,969	273,446,564

End of period (including accumulated net investment loss and undistributed net investment income of $(855,229) and $927,879, respectively)	$325,187,505	$315,004,969

See notes to financial statements.

ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND •	19

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

January 31, 2008 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein International Research Growth Fund, Inc. (the “Fund”), was incorporated as a Maryland Corporation on November 24, 1997 and is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If

20	• ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND

Notes to Financial Statements

there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies,

ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND •	21

Notes to Financial Statements

currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of

22	• ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND

Notes to Financial Statements

the next $2.5 billion and .60% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. Effective May 10, 2005, the Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.65%, 2.35%, 2.35%, and 1.35% of the average daily net assets for Class A, Class B, Class C and Advisor Class shares, respectively. Effective May 31, 2007 (commencement of distribution) the Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.85%, 1.60% and 1.35% of the average daily net assets for Class R, Class K and Class I shares, respectively. For the six months ended January 31, 2008, there were no fees waived by the Adviser.

During the six months ended January 31, 2008, the Adviser reimbursed the Fund $34,059 for trading losses incurred due to a trade entry error.

Pursuant to the advisory agreement, the Adviser provides certain legal and accounting services to the Fund. For the six months ended January 31, 2008, such fees amounted to $58,216.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by ABIS amounted to $224,469 for the six months ended January 31, 2008.

For the six months ended January 31, 2008, the Fund’s expenses were reduced by $18,890 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $8,628 from the sales of Class A shares and received $1,467, $10,965 and $3,056 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended January 31, 2008.

Brokerage commissions paid on investment transactions for the six months ended January 31, 2008, amounted to $364,667, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an

ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND •	23

Notes to Financial Statements

annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to the Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $4,302,476 and $1,524,588 for Class B and Class C shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended January 31, 2008, were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$165,081,355	$169,578,396
U.S. government securities	– 0 –	– 0 –

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation	$53,634,367
Gross unrealized depreciation	(12,873,729)

Net unrealized appreciation	$40,760,638

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

24	• ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND

Notes to Financial Statements

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund.

The Fund’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund’s commitments under forward currency exchange contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended January 31, 2008 (unaudited)	Year Ended July 31, 2007	Six Months Ended January 31, 2008 (unaudited)	Year Ended July 31, 2007

Class A
Shares sold	2,693,143	1,272,756	$44,779,131	$19,128,712

Shares converted from Class B	545,401	930,044	9,186,873	14,067,940

Shares issued in reinvestment of dividends and distributions	604,630	6,118	10,224,289	84,793

Shares redeemed	(1,526,881)	(2,360,921)	(25,342,404)	(34,780,160)

Net increase (decrease)	2,316,293	(152,003)	$38,847,889	$(1,498,715)

Class B
Shares sold	185,517	256,757	$2,917,701	$3,603,183

Shares converted to Class A	(585,254)	(993,014)	(9,186,873)	(14,067,940)

Shares issued in reinvestment of dividends and distributions	231,983	1,853	3,660,685	24,083

Shares redeemed	(363,651)	(1,267,965)	(5,693,827)	(17,408,151)

Net decrease	(531,405)	(2,002,369)	$(8,302,314)	$(27,848,825)

ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND •	25

Notes to Financial Statements

	Shares				Amount
	Six Months Ended January 31, 2008 (unaudited)		Year Ended July 31, 2007		Six Months Ended January 31, 2008 (unaudited)			Year Ended July 31, 2007

Class C
Shares sold	655,928		334,412			$10,339,393		$4,731,859

Shares issued in reinvestment of dividends and distributions	137,647		758			2,173,453		9,851

Shares redeemed	(275,937)		(549,593)			(4,222,027)		(7,631,254)

Net increase (decrease)	517,638		(214,423)			$8,290,819		$(2,889,544)

Advisor Class
Shares sold	2,207,932		1,242,399			$37,152,845		$19,104,269

Shares issued in reinvestment of dividends and distributions	161,300		13,750			2,793,721		194,699

Shares redeemed	(2,649,998)		(1,295,595)			(44,379,218)		(19,673,050)

Net decrease	(280,766)		(39,446)			$(4,432,652)		$(374,082)

	Six Months Ended January 31, 2008 (unaudited)		May 31, 2007(a) to July 31, 2007		Six Months Ended January 31, 2008 (unaudited)			May 31, 2007(a) to July 31, 2007

Class R
Shares sold	– 0	–	600		$	– 0	–	$10,000

Net increase	– 0	–	600		$	– 0	–	$10,000

Class K
Shares sold	27,536		38,670			$444,176		$671,294

Shares issued in reinvestment of dividends and distributions	4,601		– 0	–		77,578		– 0	–

Shares redeemed	(3,340)		– 0	–		(53,962)		– 0	–

Net increase	28,797		38,670			$467,792		$671,294

Class I
Shares sold	– 0	–	120,399			$1		$2,033,400

Shares issued in reinvestment of dividends and distributions	9,537		– 0	–		160,890		– 0	–

Shares redeemed	– 0	–	– 0	–		– 0	–	– 0	–

Net increase	9,537		120,399			$160,891		$2,033,400

(a) Commencement of distributions

26	• ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND

Notes to Financial Statements

NOTE F

Risks Involved in Investing in the Fund

Foreign Securities Risk — Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk — In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the “Facility”) intended to provide for short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended January 31, 2008.

NOTE H

Distributions to Shareholders

The tax character of distributions paid for the year ending July 31, 2008 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal year ended July 31, 2007 and July 31, 2006 were as follows:

	2007	2006
Distributions paid from:
Ordinary income	$344,350	$–0–
Long-term capital gains	–0–	–0–

Total taxable distributions	344,350	–0–

Total distributions paid	$344,350	$–0–

ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND •	27

Notes to Financial Statements

As of July 31, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$927,883
Undistributed long-term capital gains	5,273,825
Accumulated capital and other losses	(24,721,418	)(a)
Unrealized appreciation/(depreciation)	72,908,360	(b)

Total accumulated earnings/(deficit)	$54,388,650

(a)

On July 31, 2007, the Fund had a net capital loss carryforward of $24,721,418 (of which approximately $2,607,560 and $22,113,858, respectively, were attributable to the purchases of net assets of AllianceBernstein All-Asia Investment Fund, Inc. and AllianceBernstein New Europe Fund), of which $2,607,560 expires in the year 2009, $14,637,648 expires in the year 2010 and $7,476,210 expires in the year 2011. During the fiscal year, the Fund utilized capital loss carryforwards of $43,434,560. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. As a result of the mergers with AllianceBernstein All-Asia Investment Fund, Inc. and AllianceBernstein New Europe Fund, Inc., into the Fund, various limitations and reductions regarding the future utilization of certain capital loss carryforwards were applied, based on certain provisions in the Internal Revenue Code.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

NOTE I

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and

28	• ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND

Notes to Financial Statements

claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”)

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On January 31, 2008, the Fund implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes”. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended July 31, 2004-2006) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Fund’s financial statements.

ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND •	29

Notes to Financial Statements

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

30	• ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended January 31, 2008 (unaudited)		Year Ended July 31,								December 1, 2002 to July 31, 2003(a)		Year Ended November 30, 2002

			2007		2006		2005		2004

Net asset value, beginning of period	$ 16.47		$ 12.85		$ 10.26		$ 8.50		$ 7.54		$ 7.31		$ 8.36

Income From Investment Operations
Net investment income (loss)(b)	.01		.09		.04	(c)	(.03	)(c)	(.07	)(c)(d)	(.03	)(c)	(.09)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.14		3.54		2.55		1.79		1.03		.26		(.96)
Contribution from Adviser	– 0	–(e)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.15		3.63		2.59		1.76		.96		.23		(1.05)

Less: Dividends and Distributions
Dividends from net investment income	(.13)		(.01)		– 0	–	– 0	–	– 0	–	– 0	–	– 0	–
Distributions from net realized gains on investment and foreign currency transactions	(1.13)		– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(1.26)		(.01)		– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 15.36		$ 16.47		$ 12.85		$ 10.26		$ 8.50		$ 7.54		$ 7.31

Total Return
Total investment return based on net asset value(f)	.19%		28.27%		25.24%		20.71%		12.73%		3.15%		(12.56)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$169,646		$143,773		$114,117		$91,949		$22,001		$23,851		$27,456
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.60	%(g)(h)	1.57	%(h)	1.65	%(i)	1.94	%(h)	2.23%		2.50	%(g)	2.47%
Expenses, before waivers/ reimbursements	1.60	%(g)	1.57%		1.73	%(i)	2.09%		2.46%		2.99	%(g)	2.47%
Net investment income (loss)	.10	%(g)	.60%		.36	%(c)(i)	(.29	)%(c)	(.81	)%(c)(d)	(.68	)%(c)(g)	(1.17)%
Portfolio turnover rate	54%		86%		88%		136%		84%		56%		75%

See footnote summary on page 36.

ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND •	31

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Six Months Ended January 31, 2008 (unaudited)		Year Ended July 31,								December 1, 2002 to July 31, 2003(a)		Year Ended November 30, 2002
			2007		2006		2005		2004

Net asset value, beginning of period	$ 15.36		$ 12.07		$ 9.71		$ 8.10		$ 7.25		$ 7.06		$ 8.12

Income From Investment Operations
Net investment loss(b)	(.05)		(.03)		(.04	)(c)	(.09	)(c)	(.13	)(c)(d)	(.06	)(c)	(.14	)(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.13		3.33		2.40		1.70		.98		.25		(.92)
Contribution from Adviser	– 0	–(e)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.08		3.30		2.36		1.61		.85		.19		(1.06)

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.01)		– 0	–	– 0	–	– 0	–	– 0	–	– 0	–
Distributions from net realized gains on investment and foreign currency transactions	(1.13)		– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(1.13)		(.01)		– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 14.31		$ 15.36		$ 12.07		$ 9.71		$ 8.10		$ 7.25		$ 7.06

Total Return
Total investment return based on net asset value(f)	(.16)%		27.31%		24.31%		19.88%		11.72%		2.69%		(13.05)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$49,967		$61,830		$72,759		$82,622		$38,430		$45,815		$52,744
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	2.36	%(g)(h)	2.34	%(h)	2.35	%(i)	2.76	%(h)	2.99%		3.20	%(g)	3.20%
Expenses, before waivers/ reimbursements	2.36	%(g)	2.34%		2.50	%(i)	2.92%		3.26%		3.79	%(g)	3.25%
Net investment loss	(.64	)%(g)	(.23)%		(.39	)%(c)(i)	(1.01	)%(c)	(1.57	)%(c)(d)	(1.38	)%(c)(g)	(1.88	)%(c)
Portfolio turnover rate	54%		86%		88%		136%		84%		56%		75%

See footnote summary on page 36.

32	• ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended January 31, 2008 (unaudited)		Year Ended July 31,								December 1, 2002 to July 31, 2003(a)		Year Ended November 30, 2002
			2007		2006		2005		2004

Net asset value, beginning of period	$ 15.37		$ 12.07		$ 9.71		$ 8.10		$ 7.25		$ 7.06		$ 8.13

Income From Investment Operations
Net investment loss(b)	(.05)		(.02)		(.04	)(c)	(.08	)(c)	(.13	)(c)(d)	(.06	)(c)	(.14	)(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.12		3.33		2.40		1.69		.98		.25		(.93)
Contribution from Adviser	– 0	–(e)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.07		3.31		2.36		1.61		.85		.19		(1.07)

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.01)		– 0	–	– 0	–	– 0	–	– 0	–	– 0	–
Distributions from net realized gains on investment and foreign currency transactions	(1.13)		– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(1.13)		(.01)		– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 14.31		$ 15.37		$ 12.07		$ 9.71		$ 8.10		$ 7.25		$ 7.06

Total Return
Total investment return based on net asset value(f)	(.23)%		27.39%		24.31%		19.88%		11.72%		2.69%		(13.16	) %
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$40,902		$35,970		$30,841		$27,911		$12,417		$15,257		$17,942
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	2.32	%(g)(h)	2.29	%(h)	2.35	%(i)	2.70	%(h)	2.97%		3.20	%(g)	3.20%
Expenses, before waivers/ reimbursements	2.32	%(g)	2.29%		2.45	%(i)	2.86%		3.21%		3.73	%(g)	3.20%
Net investment loss	(.61	)%(g)	(.12)%		(.36	)%(c)(i)	(.96	)%(c)	(1.54	)%(c)(d)	(1.37	)%(c)(g)	(1.90	)%(c)
Portfolio turnover rate	54%		86%		88%		136%		84%		56%		75%

See footnote summary on page 36.

ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND •	33

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended January 31, 2008 (unaudited)		Year Ended July 31,								December 1, 2002 to July 31, 2003(a)		Year Ended November 30, 2002
			2007		2006		2005		2004

Net asset value, beginning of period	$ 16.86		$ 13.15		$ 10.47		$ 8.65		$ 7.66		$ 7.41		$ 8.44

Income From Investment Operations
Net investment income (loss)(b)	.04		.14		.09	(c)	.03	(c)	(.03	)(c)(d)	(.01	)(c)	(.07)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.13		3.62		2.59		1.79		1.02		.26		(.96)
Contribution from Adviser	– 0	–(e)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.17		3.76		2.68		1.82		.99		.25		(1.03)

Less: Dividends and Distributions
Dividends from net investment income	(.17)		(.05)		– 0	–	– 0	–	– 0	–	– 0	–	– 0	–
Distributions from net realized gains on investment and foreign currency transactions	(1.13)		– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(1.30)		(.05)		– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 15.73		$ 16.86		$ 13.15		$ 10.47		$ 8.65		$ 7.66		$ 7.41

Total Return
Total investment return based on net asset value(f)	.32%		28.67%		25.60%		21.04%		12.92%		3.37%		(12.20)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$61,638		$70,801		$55,730		$33,754		$14,407		$12,629		$11.437
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.29	%(g)(h)	1.27	%(h)	1.35	%(i)	1.67	%(h)	1.90%		2.20	%(g)	2.18%
Expenses, before waivers/ reimbursements	1.29	%(g)	1.27%		1.40	%(i)	1.85%		2.13%		2.70	%(g)	2.18%
Net investment income (loss)	.43	%(g)	.93%		.75	%(c)(i)	.30	%(c)	(.37	)%(c)(d)	(.32	)%(c)(g)	(.85)%
Portfolio turnover rate	54%		86%		88%		136%		84%		56%		75%

See footnote summary on page 36.

34	• ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

	Class R				Class K				Class I
	Six Months Ended January 31, 2008 (unaudited)		May 31, 2007(J) to July 31, 2007		Six Months Ended January 31, 2008 (unaudited)		May 31, 2007(J) to July 31, 2007		Six Months Ended January 31, 2008 (unaudited)		May 31, 2007(J) to July 31, 2007

Net asset value, beginning of period	$ 16.47		$ 16.66		$ 16.47		$ 16.66		$ 16.48		$ 16.66

Income From Investment Operations
Net investment income (loss)(b)	.01		(.01)		.02		(.02	)(c)	.05		(.01)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.10		(.18)		.15		(.17)		.14		(.17)
Contribution from Adviser	– 0	–(e)	– 0	–	– 0	–(e)	– 0	–	– 0	–(e)	– 0	–

Net increase (decrease) in net asset value from operations	.11		(.19)		.17		(.19)		.19		(.18)

Less: Dividends and Distributions
Dividends from net investment income	(.17)		– 0	–	(.19)		– 0	–	(.21)		– 0	–
Distributions from net realized gains on investment and foreign currency transactions	(1.13)		– 0	–	(1.13)		– 0	–	(1.13)		– 0	–

Total dividends and distributions	(1.30)		– 0	–	(1.32)		– 0	–	(1.34)		– 0	–

Net asset value, end of period	$ 15.28		$ 16.47		$ 15.32		$ 16.47		$ 15.33		$ 16.48

Total Return
Total investment return based on net asset value(f)	(.09)%		(1.14)%		.30%		(1.14)%		.49%		(1.08)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$ 9		$ 10		$ 1,033		$ 637		$ 1,993		$ 1,984
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(g)	1.63%		1.76	%(h)	1.51%		1.60	%(h)	1.10%		1.34	%(h)
Expenses, before waivers/reimbursements(g)	1.63%		1.76%		1.51%		1.74%		1.10%		1.34%
Net investment income (loss)(g)	.07%		(.46)%		.18%		(1.07	)%(c)	.60%		(.52)%
Portfolio turnover rate	54%		86%		54%		86%		54%		86%

See footnote summary on page 36.

ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND •	35

Financial Highlights

(a)	The Fund changed its fiscal year end from November 30 to July 31.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)	Net of expenses waived/reimbursed by the Transfer Agent.

(e)	Amount is less than $.005.

(f)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(g)	Annualized.

(h)	Ratios reflect expenses grossed up, where applicable, for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:

	Six Months Ended January 31, 2008 (unaudited)	Year Ended July 31, 2007	Year Ended July 31, 2005
Class A	1.59%	1.55%	1.94%
Class B	2.35%	2.33%	2.75%
Class C	2.31%	2.28%	2.70%
Advisor Class	1.28%	1.25%	1.67%
Class R	—	1.69%	—
Class K	—	1.60%	—
Class I	—	1.27%	—

(i)	The ratio includes expenses attributable to costs of proxy solicitation.

(J)	Commencement of distributions.

36	• ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND

Financial Highlights

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

Marc O. Mayer, President and Chief Executive Officer

David H. Dievler(1)

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS(2)

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Hiromitsu Agata, Vice President

Isabel Buccellati, Vice President

William Johnston, Vice President

Ian Kirwan, Vice President

Siobhan McManus, Vice President

Michele Patri, Vice President

David Robinson, Vice President

Robert W. Scheetz, Vice President

Lisa Shalett, Vice President

Valli Srikanthapalan, Vice President

Christopher M. Toub, Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Vincent S. Noto, Controller

Custodian

Brown Brothers Harriman & Co.

40 Water Street

Boston, MA 02109-3661

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 76278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm KPMG LLP 345 Park Avenue New York, NY 10154 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of and investment decisions for the Fund’s portfolio are made by the Adviser’s International Research Growth research sector heads, with oversight by the Adviser’s International Research Growth Portfolio Oversight Group. Hiromitsu Agata, Isabel Buccellati, William Johnston, Ian Kirwan, Michele Patri, David Robinson, and Valli Srikanthapalan are the sector analyst managers with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND •	37

Board of Directors

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein International Research Growth Fund, Inc. (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is

1	It should be noted that the information in the fee summary was completed on April 23, 2007 and presented to the Board of Directors on May 1-3, 2007.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Fund.

38	• ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND

based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/28/07 ($MIL)	Fund
International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$297.3	International Research Growth Fund, Inc.

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $90,000 (0.03% of the Fund’s average daily net assets) for such services.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Fund for that portion of its total operating expenses to the degree necessary to limit the Fund’s expense ratios to the amounts set forth below for the Fund’s fiscal year. The waiver is terminable by the Adviser at the end of the Fund’s fiscal year upon at least 60 days written notice prior to the termination date of the undertaking. It should be noted that the Fund, except for Class B shares, was operating below its expense caps for the most recent fiscal year; accordingly the expense limitation undertaking of the Fund, except for Class B shares, was of no effect. In addition, set forth below are the gross expense ratios of the Fund for the most recent semi-annual period:

Fund	Expense Cap Pursuant to Expense Limitation Undertaking		Gross Expense Ratio (01/31/07)[4]	Fiscal Year End
International Research Growth Fund, Inc.[5]	Class A Class B Class C Adv. Class	1.65% 2.35% 2.35% 1.35%	1.60% 2.37% 2.33% 1.30%	July 31

I.  ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

4	Annualized.

5	The stated caps were implemented on May 10, 2005 with respect to Class A, Class B, Class C and Advisor Class shares. Prior thereto, with respect to Class A, Class B and Class C, and Advisor Class shares, the caps were 2.50%, 3.20%, 3.20% and 2.20%, respectively.

ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND •	39

the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund.6 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

40	• ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND

Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on February 28, 2007 net assets:

Fund	Net Assets 02/28/07 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee[7]
International Research Growth Fund, Inc.	$297.3	International Research Growth 85 bp on 1st $25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on the balance Minimum Account Size: None	0.509%	0.750%

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Fund:8

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee
International Research Growth Fund, Inc.	International Research Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.75%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Fund’s ranking with respect to the proposed

7	Fund advisory fee based on February 28, 2007 net assets. It should be noted that the advisory fee shown for the Fund exclude any expense reimbursements related to expense caps.

8	It should be noted that the AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Fund has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND •	41

management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)9 at the approximate current asset level of the Fund.10

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The Fund’s original EG had an insufficient number of peers in the view of the Senior Officer and the Adviser. Consequently, at the request of the Adviser and the Senior Officer, Lipper expanded the Fund’s EG to include peers that have similar but not the same Lipper investment classification/objective.

Fund	Contractual Management Fee[11]	Lipper Group Median	Rank
International Research Growth Fund, Inc.[12]	0.750	0.915	1/13

However, because Lipper had expanded the EG of the Fund, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universe of those peers that had a similar but not the same Lipper investment classification/objective.13 A “normal” EU will include funds that have the same investment classification/objective as the subject Fund.14

9	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

10	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

11	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee would not reflect any advisory fee waivers or expense reimbursements made by the Adviser to the Fund for expense caps that would effectively reduce the actual management fee.

12	The Fund’s EG includes the Fund, three other International Large-Cap Growth Funds (“ILCG”), and nine other International Multi-Cap Growth Funds (“IMLG”).

13	It should be noted that the expansion of the Fund’s EU was not requested by the Adviser or the Senior Officer. They requested that only the EG be expanded.

14	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

42	• ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND

Fund	Expense Ratio (%)[15]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
International Research Growth Fund, Inc.[16]	1.650	1.618	8/13	1.568	27/43

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during calendar year 2006, relative to 2005.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”), and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

15	The total expense ratios shown are for the Fund’s most recent fiscal year end Class A shares.

16	The Fund’s EU includes the Fund, EG and all other ILCG and IMLG funds, excluding outliers.

ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND •	43

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2006, ABI paid approximately 0.044% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $20.4 million for distribution services and educational support (revenue sharing payments). For 2007, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $20 million.17 During the Fund’s most recently completed fiscal year, ABI received from the Fund $1,852, $1,440,632 and $49,310 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability decreased in 2006 in comparison to 2005. During the Fund’s most recently completed fiscal year, ABIS received $551,600 in fees from the Fund.18

The Fund may effect brokerage transactions in the future through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. The Adviser represented that SCB’s profitability from any future business conducted with the Fund would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

17	ABI currently inserts the “Advance” in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

18	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. During the Fund’s most recently completed fiscal year, the fees paid by the Fund to ABIS were reduced by $21,539 under the offset agreement between the Fund and ABIS.

44	• ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND

V.	POSSIBLE ECONOMIES OF SCALE

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Directors regarding economies of scale and/or scope. Based on the independent consultant’s initial survey, there was a consensus that fund management companies benefited from economies of scale. However, due to the lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders.

The independent consultant conducted further studies of the Adviser’s operations to determine the existence of economies of scale and/or scope within the Adviser. The independent consultant also analyzed patterns related to advisory fees at the industry level. In a recent presentation to the Board of Directors, the independent consultant noted the potential for economies of scale and/or scope through the use of “pooling portfolios” and blend products. The independent consultant also remarked that there may be diseconomies as assets grow in less liquid and active markets. It was also observed that various factors, including fund size, family size, asset class, and investment style, had an impact on advisory fees.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $742 billion as of March 31, 2007, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, and 5 year performance rankings of the Fund19 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)20 for the periods ended December 31, 2006.21

International Research Growth Fund, Inc.	Fund Return	PG Median	PU Median	PG Rank	PU Rank
1 year	27.28	23.28	22.91	1/4	3/13
3 year	19.21	17.19	16.82	1/4	3/13
5 year	11.84	11.47	11.10	2/4	4/11

19	The performance rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund shown were provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. Rounding differences may cause the Adviser’s Fund returns to be one or two basis points different from Lipper’s own Fund returns. To maintain consistency, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

20	The Fund’s PG and PU are not be identical to its respective EG and EU. The criteria for including or excluding a fund in a PG or PU is somewhat different from that of the EG or EU.

21	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND •	45

Set forth below are the 1, 3, 5 year and since inception performance returns of the Fund (in bold)22 versus its benchmark.23 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.24

	Periods Ending December 31, 2006 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
					Volatility (%)	Sharpe (%)
International Research Growth Fund, Inc.	27.28	19.21	11.84	5.01	14.68	0.67	5
MSCI All Country World ex US Index (Net)	26.65	21.32	16.42	N/A	13.66	1.01	5
MSCI EAFE Growth Index	22.33	17.18	12.27	4.11	12.75	0.78	5
Inception Date: March 3, 1998

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 4, 2007

22	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

23	The Adviser provided Fund and benchmark performance return information for periods through December 31, 2006. It should be noted that the “since inception” performance returns of the Fund’s benchmark goes back only through the nearest month-end after inception date. In contrast, the Fund’s since inception return goes back to the Fund’s actual inception date.

24	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

46	• ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Mid-Cap Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Global & International

Global Health Care Fund

Global Research Growth Fund

Global Technology Fund

Greater China ‘97 Fund

International Growth Fund

International Research Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund*

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund*

Global Bond Fund*

High Income Fund*

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National Insured National Arizona California Insured California Florida Massachusetts	Michigan Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income    Fund*

ACM Managed Dollar Income Fund

California Municipal Income Fund

New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to March 1, 2007, Global Real Estate Investment Fund was named Real Estate Investment Fund. Prior to May 18, 2007, AllianceBernstein National Municipal Income Fund was named National Municipal Income Fund. Prior to November 5, 2007, Diversified Yield Fund was named Global Strategic Income Trust and Global Bond Fund was named Global Government Income Trust. Prior to January 28, 2008, High Income Fund was named Emerging Market Debt Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND •	47

AllianceBernstein Family of Funds

NOTES

48	• ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND

ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IRG-0152-0108

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein International Research Growth Fund, Inc.

By:	/s/ Marc O. Mayer
Marc O. Mayer
President

Date:	March 28, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marc O. Mayer
Marc O. Mayer
President

Date:	March 28, 2008

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	March 28, 2008